UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 16, 2010

MANNATECH, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
600 S. Royal Lane, Suite 200
Coppell, Texas  75019
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (972) 471-7400
_________________________________________________
(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 16, 2010, Mannatech, Incorporated (the “Company”) announced the commencement of an option exchange program (the “Exchange Program”) whereby employees (including officers), directors and consultants can elect to exchange their “out of the money” stock options for fewer options at a lower exercise price.  The Exchange Program commenced on July 16, 2010 and is expected to expire on August 13, 2010.  Named executive officers and directors of the Company are eligible to participate in the Exchange Program.

The Exchange Program is described in more detail in the press release issued by the Company on July 16, 2010, which is incorporated by reference herein and attached hereto as Exhibit 99.1.

The foregoing description of the Exchange Program is qualified in its entirety by reference to the description of the program set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 21, 2010, the Tender Offer Statement on Schedule TO filed with the SEC on July 16, 2010 (the “Schedule TO”) and the Offer to Exchange (filed with the Schedule TO as Exhibit (a)(1)(A)).

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Exhibit
99.1*	Press Release dated July 16, 2010 entitled “Mannatech Announces Commencement of Stock Option Exchange.”

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 16, 2010	MANNATECH, INCORPORATED By:/s/ Stephen D. Fenstermacher Stephen D. Fenstermacher Co-Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1*	Press Release dated July 16, 2010 entitled “Mannatech Announces Commencement of Stock Option Exchange.”

  *Filed herewith.